UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FISERV, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 18, 2016.

FISERV, INC.

FISERV, INC.
255 FISERV DRIVE
BROOKFIELD, WI 53045

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 21, 2016
Date: May 18, 2016 Time: 10:00 AM ET
Location:	Fiserv
2900 Westside Parkway
Alpharetta, GA 30004

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Notice of Annual Meeting and Proxy Statement	Annual Report for the Year Ended December 31, 2015
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) available and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents and/or documents for future meetings, you must request such documents. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone: You can vote by telephone by first requesting a paper copy of the materials, which will include a proxy card. Have your proxy card in hand when calling and then follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: If you plan to attend the meeting, please contact Investor Relations at (800) 425-FISV or investor.relations@fiserv.com. You may also contact Investor Relations to obtain directions to the meeting. At the meeting, you will need to request a ballot to vote these shares.

Voting Items

The Board of Directors recommends you vote FOR all the nominees listed:

1.	Election of Directors
Nominees:
	01) Alison Davis	07) Kim M. Robak
	02) Christopher M. Flink	08) JD Sherman
	03) Daniel P. Kearney	09) Doyle R. Simons
	04) Dennis F. Lynch	10) Thomas C. Wertheimer
	05) Denis J. O’Leary	11) Jeffery W. Yabuki
06) Glenn M. Renwick

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	To approve, on an advisory basis, the compensation of the named executive officers of Fiserv, Inc.

3.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Fiserv, Inc. for 2016.

The Board of Directors recommends you vote AGAINST the following proposal:

4.	A shareholder proposal asking the board of directors to adopt and present for shareholder approval a proxy access by-law.

NOTE: If other matters properly come before the meeting or any adjournment or postponement thereof, it is intended that shares represented by proxies will be voted in the discretion of the proxy holders.

E-mail communication regarding electronic delivery

You received this e-mail because our records show that (1) you are an employee of FISERV, INC. who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications or (2) you have expressly consented to receive FISERV, INC. communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com.

Important Notice Regarding Availability of Proxy Materials

2016 FISERV, INC. Annual Meeting of Shareholders

MEETING DATE: May 18, 2016

RECORD DATE: March 21, 2016

CUSIP NUMBER: 337738108

This e-mail relates to all shares in the following account(s):

NAME
FISERV, INC. - COMMON	123,456,789,012.00000
FISERV, INC. 401K	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000
FISERV, INC.	123,456,789,012.00000

You can enter your voting instructions and view the shareholder material at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

You may need your CONTROL NUMBER and your PIN:

*	CONTROL NUMBER: 0123456789012345
*	If you are an employee of FISERV, INC., your PIN is the last four digits of your Social Security number.
*	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.
*	If you have forgotten your PIN please follow the “Forgot PIN” instructions on proxyvote.com.

Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting/cut off date.

Proxy materials can also be found at the following Internet site(s):

Proxy Statement

https://materials.proxyvote.com/Approved/337738/20160321/NPS_277753.PDF

10-K Report

https://materials.proxyvote.com/Approved/337738/20160321/10K_276479.PDF

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:                                 M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Questions regarding this communication should be directed to your advisor or the company’s Investor Relations department. For questions specific to the proxyvote.com website, please reply to this email and include the original text and subject line for identification purposes.